Exhibit 99.1

Exhibit 99.1

CORPORATE PARTICIPANTSBrian Moore STAAR Surgical Company - VP of Investor, Media Relations & Corporate DevelopmentPatrick F. Williams STAAR Surgical Company - CFOThomas G. Frinzi STAAR Surgical Company - President, CEO & ChairmanCONFERENCE CALL PARTICIPANTSAnthony Charles Petrone Mizuho Securities USA LLC, Research Division - MD & Senior Medical Devices, Diagnostics and Therapeutics Equity Research AnalystDavid Joshua Saxon Needham & Company, LLC, Research Division - Senior AnalystMalgorzata Maria Kaczor Andrew William Blair & Company L.L.C., Research Division - Research Analyst & PartnerRyan Benjamin Zimmerman BTIG, LLC, Research Division - MD & Medical Technology AnalystThomas M. Stephan Stifel, Nicolaus & Company, Incorporated, Research Division - AssociateUnidentified Analyst - Zachary Ross Weiner Jefferies LLC, Research Division - Equity AssociatePRESENTATIONOperatorGood day, ladies and gentlemen. Thank you for standing by. Welcome to the STAAR Surgical Fourth Quarter and Fiscal Year 2022 Financial Results Conference Call. (Operator Instructions) This call is being recorded today, Tuesday, February 21, 2023.At this time, I would like to turn the conference over to Mr. Brian Moore, Vice President, Investor, Media Relations and Corporate Development for STAAR Surgical.─────────────────────────────────────────────────────────────────────────────────────Brian Moore STAAR Surgical Company - VP of Investor, Media Relations & Corporate DevelopmentThank you, operator. Good afternoon, everyone. Thank you for joining us on the STAAR Surgical conference call this afternoon to discuss the company's financial results for the fourth quarter and fiscal year ended December 30, 2022. On the call today are Tom Frinzi, Chair of the Board, President and CEO; and Patrick Williams, Chief Financial Officer. The press release of our fourth quarter results was issued just after 4:00 p.m. Eastern Time and is now available on STAAR's website at www.staar.com.Before we begin, let me quickly remind you that during the course of this conference call, the company will make forward-looking statements. We caution you that any statement that is not a statement of historical fact is a forward-looking statement. This includes remarks about the company's projections, expectations, plans, beliefs and prospects. These statements are based on judgment and analysis as of the date of this conference call and are subject to numerous important risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.The risks and uncertainties associated with the forward-looking statements made in this conference call

Exhibit 99.1

and webcast are described in the safe harbor statement in today's press release as well as STAAR's public periodic filings with the SEC. Except as required by law, STAAR assumes no obligation to update these forward-looking statements to reflect future events or actual outcomes and does not intend to do so. In addition, to supplement the GAAP numbers, we have provided non-GAAP adjusted net income and adjusted earnings per share and sales in constant currency.We believe that these non-GAAP numbers provide meaningful supplemental information and are helpful in assessing our historical and future performance. A table reconciling the GAAP information to the non-GAAP information is included in today's press release. Following our prepared remarks, we will open the line to questions from publishing analysts. We ask analysts limit themselves to 2 initial questions, then re-queue with any follow-ups. We thank everyone in advance for their cooperation with this process.And with that, I would now like to turn the call over to Tom Frinzi. Tom?─────────────────────────────────────────────────────────────────────────────────────Thomas G. Frinzi STAAR Surgical Company - President, CEO & ChairmanThanks, Brian, and good afternoon, everyone, and thank you for joining us. I will begin with an overview of our results for the fourth quarter and fiscal year before turning my commentary to my first 50 days as CEO and our priorities for 2023. Patrick will then provide additional details on our financial performance and outlook for 2023. We will then open the call to questions.I am pleased to report that once again in fiscal 2022, STAAR achieved a multi-quarter track record of market-leading top line growth. ICL sales grew 27% year-over-year, and in constant currency, 32%. ICL units grew 33%. We continue to maintain our position as one of the few high-growth publicly traded medical device companies with positive GAAP earnings while also increasing our investments in key areas to continue future growth. STAAR is also a company that generates strong operating cash flow. In fiscal 2022, we increased cash on our balance sheet by over $25 million through internal generated funds, ending the year with over $225 million of cash and investments.Fourth quarter sales results also increased. ICL unit growth was up 20% year-over-year, and ICL sales were up 21% in constant currency year-over-year. In the fourth quarter, year-over-year ICL sales growth was led by our APAC and North America regions while EMEA sales were up slightly on a sequential basis. Year-over-year ICL unit growth by country in the fourth quarter was as follows: in China, units up 18%; Japan, units up 33%; India, units up 19%; and the U.S., units up 109%.I know top of mind for many of you is the state of the market in China and our progress in the U.S. So let's begin with China. During the fourth quarter, refractive procedures, including EVO in China were impacted by COVID. First, beginning with the change in consumer behavior that STAAR called out on the November 2, 2022 earnings call. Later, protests and the lifting of the country's COVID Zero policy follow. Then a subsequent rise in COVID infections further impacted the level of refractive procedures in the fourth quarter. Against these operating backdrop, we are proud to deliver 18% ICL unit growth in China for the fourth quarter of 2022.Through the first 7 weeks of the first quarter of 2023, we see encouraging signs of market stabilization, restoration and resilience. Weekly sales results and end market procedural volumes in China are in line with our expectations. So while we consider it premature to declare that the China market has fully normalized, we do have greater confidence today that the market in China will further normalize as we approach the peak summer implant season for ICL procedures. The strong EVO commitments from our larger customers in China, the largest refractive market in the world and many of the 1,200-plus surgeons in China that implant our lenses bolsters our confidence at this time that we can meet our sales outlook for the full year fiscal 2023.Turning to the U.S. ICL unit growth exceeded the outlook we previously provided, up 55% year-over-year in fiscal 2022 and up 109% year-over-year in the fourth quarter. We exited the fourth quarter with more than 600 surgeons certified to implant EVO lenses in the U.S. While we continue to train and certify surgeons in the U.S., our focus for 2023 is increasing surgeon comfort, confidence and commitment to EVO by surrounding our surgeon customers with sales, clinical and marketing support as they work to add EVO to their practices and/or transform their practices for more lens-based refractive standard.From a marketing perspective, we are receiving positive feedback from U.S. surgeons that our marketing is raising EVO brand awareness and consumer desirability. The data also illustrates that our marketing is having a positive impact on sales. As an example, in our targeted cities during the fourth quarter of 2022, we achieved greater sales growth where we activated advertising compared to key cities where we did not advertise. During the fourth quarter, when we launched the Joe Jonas advertising campaign, we saw sales growth almost double in targeted cities where we advertise as compared to key cities where we did not advertise. Activity on our Doctor Finder has also increased.Doctor Finder visits in the U.S. were up approximately 600% year-over-year in the fourth quarter. We are also surrounding our U.S. surgeons with clinical and sales support to demonstrate the medical and economic promise of EVO no matter the surgical setting. As many of you already know, the predominant procedure in our industry, laser vision correction has been experiencing challenges. At the same time, increased compression and reimbursement for cataract IOLs and other ophthalmic procedures as more and more doctors showing interest in EVO. The refractive surgery industry has been looking for the next big technology. We believe it is EVO.My meetings in recent weeks with surgeon customers confirm the growth opportunity for EVO in the U.S. In one meeting, I met with an individual surgeon, increasing his commitment to EVO from 100 lenses per year to 500 plus. In another instance, I met with a laser vision correction chain that is increasing its commitment to EVO from 500 lenses to 2,000-plus annual lenses in 2023. I'm also encouraged by EVO's increasing presence in clinical papers on podiums and industry panels.Next week, as part of the American-European Congress of Ophthalmic Surgeons, AECOS, in their Winter Symposium, STAAR's Chief Medical Officer, Dr. Scott Barnes, will participate in a panel with other key opinion leaders and speak to the benefits of EVO. The panel is titled life after LASIK. As I reflect on my first 50 days as CEO, I have been able to more closely assess STAAR's business, people and overall

Exhibit 99.1

strategy. Our international business is well established and will continue to show growth. We are now EVO-focused on realizing the tremendous potential that the U.S. market represents. As a direct result of STAAR's prudent fiscal management over the last several years, we are now in a position of financial strength and stability.We plan to take full advantage of STAAR's financial strength to build the U.S. market, particularly given the refractive surgery market dynamics I described earlier. To accelerate consumer awareness, surgeon confidence in EVO adoption in the U.S., STAAR will move forward with even greater intent and purpose. In 2023, this will include investments in additional sales, practice development and clinical applications personnel as well as doubling our spend on EVO digital marketing campaigns. It's time. It's lens-based refractive surgeries time, which means it's EVO's time.Patrick?─────────────────────────────────────────────────────────────────────────────────────Patrick F. Williams STAAR Surgical Company - CFOThank you, Tom, and good afternoon, everyone. Total net sales for Q4 2022 were $64 million, consistent with our January 9 pre-announcement as compared to net sales of $59 million in Q4 2021. The $5 million year-over-year increase in Q4 2022 net sales is attributable to a 15% or $8.1 million increase in ICL sales, partially offset by a $3.1 million decline in other products, which primarily consists of cataract IOLs. The company announced on November 2, 2022, that we will no longer support our noncore lower-margin cataract IOL business after 2023.ICL sales represented 96% of total company net sales in Q4 2022. U.S. sales normalized for allowance for sales reserves were $4.5 million in Q4 2022, up 94% compared to Q4 2021 sales of $2.3 million. EVO was approved on March 25, 2022. Therefore, the year-ago period includes both Visian ICL and EVO ICL sales. We have posted a U.S. ICL sales supplement to our investor website under latest quarterly results. For Q4 2022, reported net sales included a $3.8 million negative impact from changes in constant currency, primarily the yen in Europe and the impact of the transient headwinds in China that Tom discussed earlier.For fiscal 2022 reported net sales of $284 million included a $12.9 million negative impact for changes in constant currency, as outlined in the constant currency table in today's earnings release. Our outlook for fiscal 2023 net sales is for ICL sales of approximately $340 million, representing 26% growth over fiscal 2022 ICL sales of approximately $270 million. We anticipate the calendarization of sales in fiscal 2023 will be weighted towards the second half of the year as transient headwinds subside. As a reminder, Q1 and Q4 has historically represented our seasonally lowest quarters. We expect Q1 2023 net sales will be up sequentially from Q4 2022 and in the range of $65 million to $67 million. U.S. sales in the first quarter are expected to be approximately $5 million, which represents approximately 100% year-over-year sales growth.Turning back to Q4. Gross profit for Q4 2022 was $49.8 million or 77.7% of net sales as compared to gross profit of $45 million or 76.3% of net sales for Q4 2021 and $60.5 million or 79.5% of net sales for

Exhibit 99.1

Q3 2022. The 140 basis point year-over-year increase in gross margin is due mainly to product and geographic mix, partially offset by increased period costs associated with manufacturing projects. The sequential decrease in gross margin of 180 basis points from Q3 2022 is primarily due to product and geographic mix. For fiscal 2023, we expect gross margin will be approximately 80% for the full year and each quarter.Moving down the income statement. Total operating expenses for Q4 2022 were up 30% year-over-year to $48.8 million as compared to $37.6 million in Q4 2021 and $46.8 million for Q3 2022. Taking a closer look at the components of operating expenses, G&A expense for Q4 '22 was $14.8 million compared to $11.5 million for Q4 2021 and $14 million for Q3 2022. The year-over-year increase in G&A is due to increased compensation-related expenses, facilities costs and outside services. The sequential increase in G&A is due to higher facility costs associated with our expanding corporate and manufacturing operations.For fiscal 2023, we expect G&A expense will be approximately 18% of net sales for the full year. For Q1 2023, we expect G&A expense will be approximately $13 million and increase slightly for each subsequent quarter. Selling and marketing expense was $24.2 million for Q4 2022 compared to $17.1 million for Q4 2021 and $23.1 million for Q3 2022. The increase in selling and marketing expense from the prior year is due to increased advertising and promotional activities, trade shows and sales meetings, travel expenses and compensation-related expenses.The sequential increase in selling and marketing expense from Q3 2022 is due to increased marketing, promotion and advertising expenses, partially offset by decreased trade shows and sales meetings. For fiscal 2023, we expect selling and marketing expenses will be approximately 38% of net sales as we make the important investments in EVO ICL patient awareness and our sales organization that Tom discussed earlier.In terms of calendarization, we expect selling and marketing expense will be approximately $30 million for Q1 2023 and $33 million each quarter thereafter. Research and development expense was $9.8 million in Q4 2022 compared to $9.1 million for Q4 2021 and $9.6 million for Q3 2022. The year-over-year and sequential increase in R&D is due to increased expenses associated with our U.S. post-approval studies. For fiscal 2023, we expect R&D expense will be approximately 13% for the full year, which is approximately $11 million each quarter. Operating income in Q4 2022 was $1 million or 1.5% of net sales as compared to $7.4 million or 12.5% of net sales for Q4 2021.Operating income for fiscal 2022 was $43.8 million or 15.4% of net sales as compared to $33.3 million or 14.5% of net sales for fiscal 2021. We expect operating margin for fiscal 2023 will be approximately 12%. For Q4 2022, net income was $5.9 million or $0.12 per diluted share compared to net income of $4.9 million or $0.10 per diluted share for Q4 2021. On a non-GAAP basis, adjusted net income for Q4 '22 was $6.8 million or $0.14 per diluted share compared to adjusted net income of $9.5 million or $0.19 per diluted share for Q4 2021. A table reconciling the GAAP information to the non-GAAP information is included in today's financial release. For fiscal 2023, we expect our effective tax rate will be

Exhibit 99.1

approximately 25% to 30%, subject to no significant change in our valuation allowance.Turning now to our balance sheet. Our cash, cash equivalents and both short-term and long-term investments available for sale totaled $225.5 million as of December 30, 2022, as compared to $199.7 million at December 31, 2021. In fiscal 2022, we generated $35.7 million in cash from operations and invested $18.1 million in property and equipment. For fiscal 2023, we expect to invest approximately $26 million in property and equipment, which includes approximately $2 million of carryover capital expenditures that were planned for fiscal 2022. Our strategic investments in property and equipment are primarily to support manufacturing capacity expansion and a strong trajectory of sales growth.This concludes our prepared remarks. Operator, we are now ready to take questions.─────────────────────────────────────────────────────────────────────────────────────QUESTIONS AND ANSWERSOperatorAbsolutely. (Operator Instructions) Our first question comes from the line of Margaret Kaczor with William Blair.─────────────────────────────────────────────────────────────────────────────────────Malgorzata Maria Kaczor Andrew William Blair & Company L.L.C., Research Division - Research Analyst & PartnerGreat. I wanted to start maybe with the guidance for the year and whether you guys can give us a more detailed sense, I guess, on a geographic unit growth basis, it's being implied and kind of how the inputs may have changed versus the guidance in January? And I asked because it sounds like the guidance was directionally, at least come to directionally more bullish on China as you expected maybe headwinds in Q2 previously, and you're seeing things ease now, and then similarly on the U.S. with the $5 million to start the year.─────────────────────────────────────────────────────────────────────────────────────Thomas G. Frinzi STAAR Surgical Company - President, CEO & ChairmanSure, Margaret, this is Tom. Thank you for the question. And as it relates to China, I think -- I don't know if we would say bullish is the right word, but we certainly are confident. Our local team certainly has expressed confidence in terms of what's happening at the street level with China. We're not seeing COVID testing. There are no travel restrictions. We're seeing more normal refractive procedures being done at the eye clinic. So together with the confidence of our local team, I think we remain confident that we can deliver on the China's projections for this year as previously stated.─────────────────────────────────────────────────────────────────────────────────────Patrick F. Williams STAAR Surgical Company - CFOYes. Margaret, I think in relation to your question on the composition, nothing has materially changed, right? We gave the guidance back on early January, the $340 million. We reconfirm that today. You heard Tom's comments just now. So we're feeling good about where we're at and where the year is shaping up at this point. But the overall composition is nothing has materially changed when we gave the original guidance.─────────────────────────────────────────────────────────────────────────────────────Malgorzata Maria Kaczor Andrew William Blair & Company L.L.C., Research Division - Research Analyst & PartnerOkay. Great. And then on the U.S. EVO launch, Tom, I appreciate your comments and kind of the outlook there that was encouraging. But I'm curious if we could follow up a little bit on the practice development efforts that you spoke to launching. What kind of support are you going to provide? How broadly might this roll out as a benefit, timing of impact and maybe any metrics if you trial this that you saw that, that made you want to kind of double down on it?─────────────────────────────────────────────────────────────────────────────────────Thomas G. Frinzi STAAR Surgical Company - President, CEO & ChairmanSure. Again, I would just say, given my experience in launching products, I think a team approach makes a lot of sense in what we're doing in terms of increasing our head count both with sales personnel, practice development personnel and clinical apps people is really surrounding the customers, specifically from a practice development point of view, how do they become a lens-based refractive surgery practice? How does it get reduced into the fabric of that practice?And we're just coming off of a practice development seminar recently held in Austin, Texas, which was well attended by practices where they learn the tools and the programs we have available to certainly drive towards that end goal. But I think, again, surrounding the customer with this team approach where clinically marketing-wise and sales-wise with common management, so decision-making as close to the customer is certainly a recipe that has proven successful, and we're poised for a strong year in the U.S.─────────────────────────────────────────────────────────────────────────────────────Brian Moore STAAR Surgical Company - VP of Investor, Media Relations & Corporate DevelopmentThank you, Margaret. Operator, next question.─────────────────────────────────────────────────────────────────────────────────────OperatorAbsolutely. Our next question comes from the line of Bill Plovanic with Canaccord.─────────────────────────────────────────────────────────────────────────────────────Unidentified Analyst - Tom, Patrick, it's [John] on for Bill. Can I? Just a follow-up on the Margaret's question, could you just talk about the hiring cadence of the clinical and sales reps for 2023? And beyond the cadence, typically how long these reps take to become productive?─────────────────────────────────────────────────────────────────────────────────────Thomas G. Frinzi STAAR Surgical Company - President, CEO & ChairmanSure. Thank you for the question, John. Again, I think at an overarching number, we're going to increase our field infrastructure by 50%. We've already hired 2 or 3 people in Q1, and we'll continue to look to hire people throughout the first half of this year. So they are productive in the back half of the year. So I would say we're looking at very experienced people, people that understand missionary type selling as we bring them into the organization or working in practices that had a cataract refractive mindset, if you will. So I think the start-up is probably a quarter, but we hope to increase our infrastructure in the first half, so they are effective in the back half.─────────────────────────────────────────────────────────────────────────────────────Unidentified Analyst - Great. And just a follow-up, too, for me. As you [past] the 50 days, I'd be really curious what you've learned in terms of reality versus your expectations going in? And perhaps a little bit on the strategy of more KOL engagement?─────────────────────────────────────────────────────────────────────────────────────Thomas G. Frinzi STAAR Surgical Company - President, CEO & ChairmanYes. No, I appreciate it. And as said, I -- the first 50 days, there's been no surprises, which is the good thing. As I've thought about our strategy, our people, our business in general, I'm extremely encouraged. And if anything, just bringing maybe more focus to increasing the infrastructure in the U.S. and continuing to support the infrastructure we have outside the United States, and I think there's growth potential in both those segments of our business. So nothing dramatically changed. I think just reinforcing what STAAR has said historically and maybe bringing just some added direction and focus to making sure we're putting our best foot forward in a market which today is white space, I mean, the U.S. And we're excited about what we're prepared to do here.─────────────────────────────────────────────────────────────────────────────────────Brian Moore STAAR Surgical Company - VP of Investor, Media Relations & Corporate DevelopmentThank you, John. Operator, next question.─────────────────────────────────────────────────────────────────────────────────────OperatorOur next question comes from the line of Anthony Petrone with Mizuho.─────────────────────────────────────────────────────────────────────────────────────Anthony Charles Petrone Mizuho Securities USA LLC, Research Division - MD & Senior Medical Devices, Diagnostics and Therapeutics Equity Research AnalystCongrats again, Tom, on the first 50 days here. So I have one on China, one on the U.S. On China, maybe just a little bit of the rescheduling of procedures that have been pushed out due to COVID, how substantial was that in 4Q? Is that still occurring here in 1Q? And sort of what is the timing to recapture those surgeries that, if you will, got put back into your backlog? And then I'll follow up with one on U.S.─────────────────────────────────────────────────────────────────────────────────────Patrick F. Williams STAAR Surgical Company - CFOAnthony, it's Patrick. I'll take that since it was on my watch before Tom got here. So as we talked about, there was about $5 million in Q4 that we took out of our Q4 number in '22. And so as Tom said, we're feeling really good about it. We always talked about it, this was transitory in nature. They weren't going out and getting any refractive procedure, right, because everything was either locked down or getting relieved and people were unfortunately getting affected.So as Tom said, we're back on track. The end market numbers in China are very, very encouraging for us. And so that led to obviously the reconfirmation of guidance once again and the comments that we made in our prepared comments.─────────────────────────────────────────────────────────────────────────────────────Anthony Charles Petrone Mizuho Securities USA LLC, Research Division - MD & Senior Medical Devices, Diagnostics and Therapeutics Equity Research AnalystGreat. And a follow-up on the U.S. side would be around the FDA proposals for patient disclaimers for

Exhibit 99.1

LASIK that the comment period there came to a conclusion in the end of November last year, we should see, I guess, a final draft guidance at some point this year. So a couple of questions here. One, what would be your expectation for timing for a final draft document to be published for the LASIK patient disclosure requirements? And then two, should we expect ICL to show up as an alternative to LASIK in the final documentation?─────────────────────────────────────────────────────────────────────────────────────Thomas G. Frinzi STAAR Surgical Company - President, CEO & ChairmanThanks, Anthony. Let me try to answer that. If I could predict what the FDA is going to do, I'd probably be doing something different than what I am doing. So I can't really comment on the timing of their decision. But as I've said before, it's a practice of medicine issue I think at STAAR, we don't want to get in the middle of. But as it relates to us, I mean, let me remind you, less than a year ago, FDA did a careful review of EVO's clinical trial data [to have it] safe and effective and granted us approval. So I don't think we're impacted by this, but the timing around when it might come out and the tailwind that potentially it could cause for us, I think is an unknown at this point in time.─────────────────────────────────────────────────────────────────────────────────────Brian Moore STAAR Surgical Company - VP of Investor, Media Relations & Corporate DevelopmentThank you, Anthony. Operator, next question.─────────────────────────────────────────────────────────────────────────────────────OperatorOur next question comes from the line of Zach Weiner with Jefferies.─────────────────────────────────────────────────────────────────────────────────────Zachary Ross Weiner Jefferies LLC, Research Division - Equity AssociateJust one on diopter correction average throughout the year. Can you talk about the average lens correction that you saw in China in 4Q and how that trended throughout the year?─────────────────────────────────────────────────────────────────────────────────────Patrick F. Williams STAAR Surgical Company - CFOYes, Zach. We haven't really given those metrics. Occasionally, we'll talk about the majority of the lenses being below minus 10 now, and that's still the case. But I think overall, as we're in a market, we tend to see the migration down the diopter curve. And clearly, that's an area of focus for the company, not just in China but globally. And certainly, I know Tom has talked about that specifically in the U.S., especially as we look to go forward.─────────────────────────────────────────────────────────────────────────────────────Zachary Ross Weiner Jefferies LLC, Research Division - Equity AssociateGot it. That's helpful. And then just on ASP in China. How has that trended throughout the year?─────────────────────────────────────────────────────────────────────────────────────Patrick F. Williams STAAR Surgical Company - CFOYes. We're good on ASP. I think maybe I'll answer this in terms of the gross margin. We saw a little bit of a dip in our gross margin for Q4, and I want to make sure everyone understand that, that was more of a byproduct of some one-timers as we close out the year. As you heard in our prepared comments, our gross margin for 2023 is going to hit that -- I guess it's maybe that magical 80% plus number in terms of gross margin as we go forward. So there should be 0 concern about ASPs, the nature of our contracts, the nature of how we set stuff up. We don't get variation in pricing.And there should be no concern about gross margins in the fourth quarter. As I said, that's sort of some one-timers as we close out the year. It was also one of our lower quarters in terms of overall revenue. And of course, you've got to absorb some of those fixed overhead costs, which did impact it. So we're in good shape overall when it comes to ASP and gross margins as we move through this year.─────────────────────────────────────────────────────────────────────────────────────Brian Moore STAAR Surgical Company - VP of Investor, Media Relations & Corporate DevelopmentThank you, Zach. Operator, next question.─────────────────────────────────────────────────────────────────────────────────────OperatorOur next question comes from the line of David Saxon with Needham.─────────────────────────────────────────────────────────────────────────────────────David Joshua Saxon Needham & Company, LLC, Research Division - Senior AnalystCongrats, Tom, on your first earnings call. Maybe I'll start with Pat. I just wanted to see if you could talk about how much of the investments tied to the U.S. launch are expected to continue into '24? And how we should think about the rate of margin expansion over kind of the next 24 months or so as the U.S. launch range? It seems like guidance is implying some contraction in the first half and then kind of switches to expansion in the back half. So are there any reasons why that margin improvement should continue into '24? And if so, I mean, should we think of the kind of 15% that's implied in the back half as a good jumping off point for our '24 estimates?─────────────────────────────────────────────────────────────────────────────────────Patrick F. Williams STAAR Surgical Company - CFOYes. I think we haven't obviously given 2024. We're getting our arms around 2023. At some point, we have talked about doing an Analyst Day, Investor Day, where we would provide long-term metrics. I think for now, you're on the right track. Clearly, this is a year, as Tom outlined, where we want to make some strong investments specifically in the U.S. market, and as we move throughout this year, then we'll see how that goes. But we're clearly one of the only companies out there that's growing at the rate that we're growing and still throwing off cash and still have a very nice operating margin profile, et cetera. So I think directionally, you're okay, but I don't want to back us into a corner as of yet, but it's a very, very elegant and leverageable business model at the end of the day.─────────────────────────────────────────────────────────────────────────────────────David Joshua Saxon Needham & Company, LLC, Research Division - Senior AnalystOkay. Got it. That's helpful. And then on the U.S. launch, can you just talk about the growth? And is that coming from new doctors or existing doctors increasing the volumes? And then, I guess, for new doctors, how long does it typically take for them to fully incorporate ICLs into their practice and kind of reach a steady state in terms of volumes?─────────────────────────────────────────────────────────────────────────────────────Thomas G. Frinzi STAAR Surgical Company - President, CEO & ChairmanYes. Thank you, David. Let me attempt to answer your question because I think it's a little bit of a combination of both. But as I said in our prepared remarks, our focus is certainly, we'll continue to certify doctors as they come on board. But I think it's equally important for us to go deep with the customers we currently have. And that's why we're increasing our infrastructure and surrounding the customers we

Exhibit 99.1

currently have as they continue to reduce EVO into the fabric of their practice and make that transition from being more laser vision focus to maybe lens-based focus. So a little bit of both. But clearly, I think as we go deeper with the customers we currently have and really drive adoption of our procedure business will take care of itself.─────────────────────────────────────────────────────────────────────────────────────Brian Moore STAAR Surgical Company - VP of Investor, Media Relations & Corporate DevelopmentThank you, David. Operator, next question.─────────────────────────────────────────────────────────────────────────────────────OperatorOur next question comes from the line of Thomas Stephan with Stifel.─────────────────────────────────────────────────────────────────────────────────────Thomas M. Stephan Stifel, Nicolaus & Company, Incorporated, Research Division - AssociateGreat. First one on the U.S., sort of a modeling question, but Patrick, maybe this is for you. Can you just help us a bit with how we should be thinking about the U.S. ICL revenue cadence in 2023? Appreciate the 1Q figure of I think you said $5 million. But can you just help us with the key assumptions or expectations back in your view on the ramp for 2023? And then as a tack on, I'll go for it here. But just on 2024, any guardrails you could provide just on the U.S. ICL sales ramp?─────────────────────────────────────────────────────────────────────────────────────Patrick F. Williams STAAR Surgical Company - CFOSo I'll stick with 2023, and we're probably going to punt on 2024. But in terms of the cadence, it's consistent to what we said before, right? We said this is going to take about 18-month journey for the surgeons to get all up and running. That's really going to happen as we move into Q4 of this year. We talked about approximately $5 million in Q1. We would expect to see some sequential growth as we move throughout the year with really a back-end loaded number as we approach, honestly, looking to approximately double our U.S. business from 2022 to 2023. We did provide that supplement out there. And if you look at it, we did approximately $15 million in revenue in 2022 and the doubling is consistent to some of the comments we've made previously.─────────────────────────────────────────────────────────────────────────────────────Thomas M. Stephan Stifel, Nicolaus & Company, Incorporated, Research Division - AssociateGot it. That's helpful. And then if I can pivot to China a bit. I mean it sounds like it's coming back very strong. And over the past 2 years to 3 years, it's performed extremely well as well. So how should we be thinking about ICL demand just as the economy reopens, people can travel, they can spend on a greater, I guess, a variety of things besides self-improvement. We saw this a bit with clear aligners, maybe as an example. I guess what I'm trying to ask is, what gives you the confidence there hasn't been sort of a pull forward in demand that we've heard about and then maybe we won't see an air pocket as wallet share competition in China picks up?─────────────────────────────────────────────────────────────────────────────────────Thomas G. Frinzi STAAR Surgical Company - President, CEO & ChairmanYes. No, I'll take a crack at that, Tom. And certainly, Patrick can add his comments as well. But as I've said earlier, our local team is extremely confident, our in-country or end user demand is starting to pick up, which tells us the refractive procedures are approaching back to normal status, which continues to bolster our confidence in our ability for the China team to meet their goals for this year. So we're very

Exhibit 99.1

confident and very excited about what China is going to be as part of our overall business this year.─────────────────────────────────────────────────────────────────────────────────────Patrick F. Williams STAAR Surgical Company - CFOYes. And I think it's a good reminder. We've talked about this as well in the past that in our Chinese market, we've got 65-ish STAAR employees on the ground that Tom referred to. And we have a very rigorous forecasting of cadence around globally. But specifically in China, we know exactly what's being sold in the end market, as Tom said. And so we -- that gives us further confidence in terms of reorders and everything else when it comes to China and where we'll end up not only this quarter as we move throughout the year.─────────────────────────────────────────────────────────────────────────────────────Brian Moore STAAR Surgical Company - VP of Investor, Media Relations & Corporate DevelopmentThanks, Tom. Operator, next question.─────────────────────────────────────────────────────────────────────────────────────OperatorOur next question comes from the line of Ryan Zimmerman with BTIG.─────────────────────────────────────────────────────────────────────────────────────Ryan Benjamin Zimmerman BTIG, LLC, Research Division - MD & Medical Technology AnalystGlad to get on the call here and ask a few. I guess I want to ask a couple, if I could. Number one, as you think about China and what is contractually obligated with your end market customers for the year? And what dictates whether those contracts are maintained? I mean if COVID were to spike again, what kind of impact would you have? Because as I look at the first quarter implied unit growth, it's about 6% at the midpoint of the guidance. And so I'm trying to figure out is, is there going to be kind of fits and starts here with inventory levels just given that slowdown in the first quarter. I appreciate your comments on kind of both of those topics, guys.─────────────────────────────────────────────────────────────────────────────────────Patrick F. Williams STAAR Surgical Company - CFOYes. So I'll come back to the guidance, right, and the $340 million and the composition of it, Ryan. I think Tom made a comment that we have over 1,200 individual physicians out there in China right now. And so on top of that, I know that there was some work done on DocFinders and things of that nature. There's not always a one-to-one ratio between accounts and physicians. And as I said in my question before, we've got very good visibility in the end markets. We know exactly what's happening by procedure, by account. And so the question around -- and I think you used the word pockets or maybe a pause or something like that, we're just not seeing it. So I'll just come back to you, we feel good about the guidance we gave. We reconfirmed it today, and China is doing very well as part of our prepared comments.─────────────────────────────────────────────────────────────────────────────────────Ryan Benjamin Zimmerman BTIG, LLC, Research Division - MD & Medical Technology AnalystOkay. And then I'm going to try and just ask 2 more. Hopefully, Brian will not cut me off. I apologize, Brian. But number one, as you work through the IOL business, that separate business, I mean, you've had negative price pressure as a result of that through the past few years. Now that that's going away, how do you -- you commented earlier on price, Patrick, but do you anticipate needing to use price as a lever in the U.S. launch? And maybe this is more geared towards Tom, will you use promotions with price in

Exhibit 99.1

the U.S. launch to spur demand?And then I'll sneak in my last question here. R&D is going up to $11 million a quarter, as you said, Patrick, what are you guys spending on because you're not in a clinical trial. So I'm curious kind of where that R&D is going this year. Obviously, we know where the sales and marketing spend is going, but I'm curious if you could comment on that as well? Sorry, Brian, I know I'm one over.─────────────────────────────────────────────────────────────────────────────────────Thomas G. Frinzi STAAR Surgical Company - President, CEO & ChairmanYes. Ryan, let me try to address your price issue as it relates to the U.S. I think the old adage holds true even in this case, if you sell on price, you can lose on price. And price is a non-factor in terms of our growth strategy in the U.S.─────────────────────────────────────────────────────────────────────────────────────Patrick F. Williams STAAR Surgical Company - CFOAnd then on the R&D side, Ryan, it does include other stuff besides just sort of what people think of traditional R&D. We've got clinical in there. We're still doing the post follow-up on the original supplement of the PMA, right? It's a 3-year follow-up. We did have a second part of that study, we had to do related to IOP. But we've also got quality in there and other things. So we just want to make sure that we're supporting the organization, as Tom talked about, one of the big things that's clinical, and we want to make sure we have a strong podium presence, et cetera. And I -- we feel good about that number, and we'll see how it trends as we move throughout the year.─────────────────────────────────────────────────────────────────────────────────────OperatorThat concludes the Q&A session. I would like to turn the call back over to Tom Frinzi.─────────────────────────────────────────────────────────────────────────────────────Thomas G. Frinzi STAAR Surgical Company - President, CEO & ChairmanThat concludes our call. I want to thank everyone for joining us today. Please reach out to Investor Relations with any questions you may have. Thank you.─────────────────────────────────────────────────────────────────────────────────────OperatorThat concludes today's conference call. Thank you for your participation. You have a wonderful day.─────────────────────────────────────────────────────────────────────────────────────

Exhibit 99.1